                                                                EXHIBIT 10.20

                    SUBORDINATION AND INTERCREDITOR AGREEMENT


     THIS SUBORDINATION AND INTERCREDITOR AGREEMENT ("this Agreement") is dated as of April 12, 1995, among BARRIER REEF INC., a Delaware corporation ("Barrier"), STIBNITE MINE INC., a Delaware corporation ("Stibnite"), and BROHM MINING CORP., a South Dakota corporation ("Brohm" and, jointly and severally with Barrier and Stibnite, "Borrower"), D.H. BLATTNER & SONS, INC., a Minnesota corporation ("Subordinated Lender"), and GERALD METALS, INC., a Delaware corporation ("Gerald").

                           W I T N E S S E T H   T H A T:

     In order to induce Gerald to make financial accommodations to Borrower and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Subordinated Lender hereby agree with Gerald that, so long as any Senior Indebtedness (as hereinafter defined) is outstanding or committed to be loaned, each such party will comply with such of the following provisions as are applicable to it:

     1.  CERTAIN DEFINITIONS.

     1.1 SENIOR INDEBTEDNESS. The term "Senior Indebtedness" shall mean, and be limited to, any and all loans, Loans (as defined in the Loan Agreement, as hereinafter defined), extensions of credit and other indebtedness, liabilities and obligations, now existing or hereafter arising, of Borrower to Gerald outstanding from time to time pursuant to (i) that certain Revolving Loan Agreement among Borrower, DAKOTA MINING CORPORATION, a federal corporation organized under the Canada Business Corporations Act ("Dakota"), and Gerald of even date herewith (the "Loan Agreement"), as amended or otherwise modified from time to time, (ii) that certain $4,000,000 Secured Revolving Loan Note issued by Borrower and Dakota to Gerald of even date herewith, as amended or modified from time to time (the "Note") and (iii) the Security Documents (as defined in the Loan Agreement), as amended or modified from time to time, together with interest thereon and all fees, expenses and other amounts (including costs of collection and reasonable attorneys' fees) at any time owing to Gerald in connection with the Loan Agreement, the Note or the Security Documents (regardless of the extent to which the Loan Agreement, the Note or such other indebtedness is enforceable against Borrower and regardless of the extent to which such amounts are allowed as claims against Borrower in any Reorganization (as hereinafter defined), and including any interest thereon accruing after the commencement of any Reorganization and any other interest that would have accrued thereon but for the commencement of such Reorganization). All Senior Indebtedness shall be entitled to the benefits of this Agreement without notice thereof being given to Subordinated Lender.

     1.2 SUBORDINATED INDEBTEDNESS. The term "Subordinated Indebtedness" shall mean all existing and hereafter arising indebtedness, liabilities and obligations of Borrower to Subordinated Lender under a certain $1,157,991 Secured Loan Note of Borrower in favor of Subordinated Lender dated April 12, 1996 (the "Blattner Note"). The term "Subordinated Security Documents" shall mean all obligations of each party (other than Subordinated Lender) to, under or in respect of any agreement or instrument securing any Subordinated Indebtedness, including, without limitation, a certain Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents dated as of July 8, 1992 from Borrower in favor of Subordinated Lender and filed for record in the Office of the County Recorder of Valley County, Idaho on November 19, 1992 as Document No. 192358, as amended by Amendment No. 1 to Mortgage, Security Agreement, Fixture Financing Statement and Assignment of Leases and Rents dated as of April 12, 1996 and filed for record in the Office of the County Recorder of Valley County, Idaho on April 22, 1996 as Document No. 217637 (the "Subordinated Mortgage"), and a certain Security Agreement dated as of July 8, 1992 between Borrower and Subordinated Lender, as amended by Amendment No. 1 to Security Agreement dated as of April 12, 1996 and certain Uniform Commercial Code financing statements of Borrower in favor of Subordinated Lender listed on EXHIBIT A hereto (collectively, the "Subordinated Security Documents") (the Subordinated Security Documents and any other agreement evidencing or relating to the Subordinated Indebtedness being hereinafter collectively referred to as the "Subordinated Agreements").

     2.  REPRESENTATIONS AND WARRANTIES.

     2.1 REPRESENTATIONS AND WARRANTIES OF SUBORDINATED LENDER AND BORROWER. Subordinated Lender and Borrower hereby represent and warrant to Gerald that, at the date hereof, the total outstanding and unpaid amount of Subordinated Indebtedness owing by Borrower to Subordinated Lender pursuant to the Subordinated Agreements is $1,157,991, which amount includes interest accrued through April 12, 1996.

     2.2 REPRESENTATIONS AND WARRANTIES OF SUBORDINATED LENDER. Subordinated Lender hereby represents and warrants to Gerald that Subordinated Lender is the holder of the Subordinated Agreements and Subordinated Indebtedness free and clear of all liens, claims and encumbrances (except for the grant of a security interest therein in favor of First Bank National Association ("FBNA") (the "FBNA Security Interest")), and Subordinated Lender is not subject to any contractual limitation or restriction which would impair in any way its ability to execute or perform its obligations under this Agreement.

     3.  TERMS OF SUBORDINATION.

     3.1 NO TRANSFER. Subordinated Lender will not sell or otherwise dispose of any of the Subordinated Indebtedness, except (a) for the grant of the FBNA Security Interest, (b) with the consent of Gerald (which consent shall not be unreasonably withheld) and (c) to a person who agrees in advance in writing, pursuant to an agreement in form acceptable to Gerald, to become a party hereto. Subordinated Lender shall give Gerald at least twenty (20) days prior written notice of any such proposed transfer stating the identity of the transferee and providing such other information as Gerald shall reasonably require.

     3.2 PAYMENT SUBORDINATED. Anything in the Subordinated Agreements to the contrary notwithstanding, the payment of the Subordinated Indebtedness is and shall be expressly subordinate and junior in right of payment and exercise of remedies to the prior payment in full of the Senior Indebtedness. In furtherance of the foregoing, except as expressly provided in Section 3.5 hereof, Borrower will not make, and no holder of Subordinated Indebtedness will accept or receive, any payment of Subordinated Indebtedness until all the Senior Indebtedness has been paid in full.

     3.3 DISTRIBUTIONS IN REORGANIZATION. In the event of any distribution of the assets of Borrower upon any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving Borrower or the readjustment of the liabilities of Borrower or any assignment for the benefit of creditors or any marshalling of the assets or liabilities of Borrower (collectively called a "Reorganization") relative to Borrower or its property, all of the Senior Indebtedness shall first be paid in full before any payment on account of principal, premium or interest or otherwise is made upon or in respect of the Subordinated Indebtedness, and in any such proceedings any payment or distribution of any kind or character, whether of property or securities which may be payable or deliverable in respect of the Subordinated Indebtedness shall be paid or delivered directly to Gerald for application in payment of the Senior Indebtedness, unless and until all such Senior Indebtedness shall have been paid and satisfied in full. The holder of the Subordinated Indebtedness does hereby irrevocably authorize Gerald to prove and vote any and all claims in such proceedings on the Subordinated Indebtedness, and to accept and receive any payment or distribution, and to do any and all things and to execute all instruments necessary to effectuate the foregoing. In the event that, notwithstanding the foregoing, upon any such Reorganization, any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, shall be received by the holder of the Subordinated Indebtedness before all Senior Indebtedness is paid in full, such payment or distribution shall be immediately paid over to the holder of the Senior Indebtedness, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holder of such Senior Indebtedness.

     3.4 EFFECT OF PROVISIONS. The provisions hereof as to subordination are solely for the purpose of defining the relative rights of the holder of Senior Indebtedness on the one hand, and the holder of the Subordinated Indebtedness on the other hand, and none of such provisions shall impair, as between Borrower and the holder of the Subordinated Indebtedness, the obligations of Borrower to pay to such holder all of the Subordinated Indebtedness in accordance with the terms thereof, nor, except as provided in Section 7 below, shall any such provisions prevent the holder of Subordinated Indebtedness from exercising all remedies otherwise permitted by applicable law or under the terms of such Subordinated Indebtedness upon a default thereunder, subject to the rights, if any, of the holder of Senior Indebtedness under the foregoing provisions of this Agreement.

     3.5 PERMITTED PAYMENTS OF SUBORDINATED INDEBTEDNESS. Borrower may, from time to time, pay or cause to be paid to Subordinated Lender and Subordinated Lender may accept and retain as and when due the regularly scheduled monthly payments of Seventy-Five Thousand Dollars ($75,000) each under the Blattner Note; PROVIDED, HOWEVER, that no such payments shall be made once Gerald gives notice (as provided in Section 12 hereof) to Subordinated Lender that an Event of Default exists under the Loan Agreement.

     4. AGREEMENT TO HOLD IN TRUST. If the holder of Subordinated Indebtedness shall receive any payment on account of the Subordinated Indebtedness in violation of this Agreement (including, without limitation, any payment received after Gerald gives notice to Subordinated Lender that an Event of Default exists under the Loan Agreement), it shall hold such payment in trust for the benefit of the holder of the Senior Indebtedness and, promptly upon discovery or notice of such violation, pay it over to such holder for application in payment of the Senior Indebtedness.

     5. AMENDMENTS TO SUBORDINATED AGREEMENTS/LIENS ON COLLATERAL. Subordinated Lender covenants and agrees that, unless Gerald otherwise consents thereto in writing, it will not amend or modify any provision of any of the Subordinated Agreements or obtain any additional liens or security interests on the assets of Borrower as security for the Subordinated Indebtedness. Upon payment in full of the Senior Indebtedness, the liens and security interests of Gerald securing the Senior Indebtedness shall terminate.

     6. LEGEND. Borrower and Subordinated Lender, for itself and its successors and assigns as holders of Subordinated Indebtedness, covenant to cause each agreement and instrument representing or evidencing any of the Subordinated Indebtedness issued or executed by Borrower and held by Subordinated Lender to have affixed upon it a legend which reads substantially as follows:

          "This instrument/agreement is subject to a Subordination and Intercreditor Agreement dated as of April 12, 1996 among BARRIER REEF INC., STIBNITE MINE INC., BROHM MINING CORP., D.H. BLATTNER & SONS, INC. and GERALD METALS, INC. By its acceptance of this instrument/agreement, any successor or assignee of D.H. Blattner & Sons, Inc. hereof agrees to be bound by the provisions of such Subordination Agreement to the same extent that Subordinated Lender (as defined therein) is bound."

     7. LIMIT ON RIGHT OF ACTION. Subordinated Lender, for itself and its successors and assigns, agrees for the benefit of the holder of the Senior Indebtedness that so long as the Senior Indebtedness remains outstanding or committed to be advanced, Subordinated Lender will not, directly or indirectly, take any action to accelerate or demand payment by Borrower of the Subordinated Indebtedness, to exercise any of its remedies in respect of the Subordinated Indebtedness, to initiate any Reorganization of, or litigation with respect to the Subordinated Indebtedness against, Borrower, or to foreclose or otherwise realize on any security given by Borrower or any other person to secure the Subordinated Indebtedness prior to the earlier of (a) a Reorganization of Borrower or (b) the acceleration of the Senior Indebtedness by the holder thereof.

     8. SUBORDINATED LENDER FBNA JUNIOR SECURITY. Subordinated Lender hereby confirms that, until payment in full of the Senior Indebtedness and regardless of the relative times and method of attachment or perfection thereof or the order of filing of financing statements, mortgages or other security agreements or documents, or anything in the Subordinated Agreements or this Agreement to the contrary, the security interests and liens granted or to be granted from time to time to secure the Senior Indebtedness (including, without limitation, the pledge and grant of security interests by MinVen Gold (USA) Corporation ("MinVen") in all of the shares of outstanding common stock of Barrier Reef Inc., Stibnite Mine Inc. and Brohm Mining Corp. to secure the obligations to MinVen under the Limited Guaranty of MinVen of even date herewith), shall in all respects be first and senior security interests and liens, superior to any security interests and liens granted or to be granted to Subordinated Lender (including, without limitation, all security interests and liens granted pursuant to the Subordinated Mortgage, as amended or modified from time to time) or FBNA in assets of, or ownership interests in, Borrower or any other person pursuant to the Subordinated Agreements or otherwise, it being the express intention of the parties that until payment in full of the Senior Indebtedness, notwithstanding anything in this Agreement to the contrary, all liens and security interests granted to Gerald from time to time shall be prior and superior to any liens or security interests granted to Subordinated Lender or FBNA. In foreclosing on Gerald's security interests and liens in the collateral described in or covered by the Security Documents, Gerald may proceed to foreclose on Gerald's security interests and liens in any manner which Gerald, in its sole discretion, chooses, even though a higher price might have been realized if Gerald had proceeded to foreclose on Gerald's security interests and liens in another manner; PROVIDED, however, that Gerald agrees (except in the case of collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized commodities or other market) to give Subordinated Lender not less than ten
(10) days prior written notice of the time and place of any public or private sale of any of Gerald's collateral or five (5) days prior written notice of Gerald's intent to retain collateral in satisfaction of all or part of the Senior Indebtedness. The provisions of this Section 8 shall not be deemed to waive any rights of Subordinated Lender under Section 9-505 of the Uniform Commercial Code.

     9. RIGHTS OF GERALD TO AMEND DOCUMENTS AND DISCONTINUE SENIOR INDEBTEDNESS. Subject to Gerald's obtaining any necessary consents or agreements of Borrower, Gerald hereby reserves the right, in its sole discretion, to modify, amend, waive or release any of the terms of the Loan Agreement, the Note, the Security Documents or any other document of agreement at any time executed by Borrower or any other person securing the Senior Indebtedness or any other document executed in connection with the Senior Indebtedness or of any other document relative thereto and to exercise or refrain from exercising any powers or rights which Gerald may have thereunder, and such modification, amendment, waiver, release, exercise or failure to exercise shall not affect any of Gerald's rights under this Agreement; PROVIDED, however, that Gerald agrees that it will not increase the aggregate principal amount of the Note above $4,000,000 without prior written consent of Subordinated Lender. Subordinated Lender hereby agrees that Gerald may, subject to Gerald's obtaining any necessary consents or agreements of Borrower, from time to time in Gerald's sole discretion amend the instrument and agreements evidencing the Senior Indebtedness, grant extensions of time of payment or performance and make compromises and settlements with Borrower, without affecting the agreements of Subordinated Lender or Borrower hereunder. This Agreement shall continue in full force and effect until the Senior Indebtedness shall have been paid in full.

     10. PAYMENTS OF SUBORDINATED LENDER TO GERALD. Any payment received by Subordinated Lender on the Subordinated Indebtedness which is required by the terms of this Agreement to be paid over by Subordinated Lender to Gerald for application to the Senior Indebtedness shall not be deemed to have reduced the amount owing on the Subordinated Indebtedness, and Subordinated Lender shall be entitled to recover the amount of such payment from Borrower or any other obligor on this Agreement as though it had not been made.

     11. FURTHER ASSURANCES. Borrower and Subordinated Lender, each for itself and its successors and assigns as holders of Subordinated Indebtedness, covenant to execute and deliver to Gerald such further instruments and documents and take such further actions as Gerald may from time to time reasonably request, and Borrower and Gerald agree to execute and deliver to Subordinated Lender such further instruments and documents and take such further actions as Subordinated Lender may from time to time reasonably request, in each case for the purpose of carrying out the provisions and intent of this Agreement.

     12. NOTICES. All notices and correspondence hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid, to the applicable party at the addresses set forth below, or by facsimile transmission (including, without limitation, computer generated facsimile), promptly confirmed in writing sent by first class mail, to the FAX numbers and addresses set forth below.

     If to Gerald:

          Gerald Metals, Inc.
          High Ridge Park
          P.O. Box 10134
          Stamford, Connecticut  06904
          Attention:  Susan Scoggins
                  cc: Treasurer
          FAX No.:  203 329-4844
          Telex No.:  620226
          ANSWERBACK:  GENNARD

     If to Borrower:

          Barrier Reef Inc., Stibnite Mine Inc.
          and Brohm Mining Corp.
          c/o Dakota Mining Corporation
          410 Seventeenth Street, Suite 2450
          Denver, Colorado  80202
          Attention:  Robert R. Gilmore
          FAX No.:  (303) 573-1012

     If to Subordinated Lender:

          D.H. Blattner & Sons, Inc.
          16733 County Road #9
          P.O. Box 37
          Avon, MN 56310-0037
          Attention:  David Blattner, Esq.
          FAX No.:  (612) 356-7392

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and correspondence shall be deemed given upon the earlier to occur of (a) actual receipt, (b) if sent by certified or registered mail, three (3) business days after being postmarked,
(c) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused or (d) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

     13. SUCCESSORS; CONTINUING EFFECT, ETC. This Agreement is being entered into for the benefit of the holders of the Senior Indebtedness and the Subordinated Indebtedness, and their respective successors and assigns. This Agreement shall be a continuing agreement and shall be irrevocable and shall remain in full force and effect so long as there is Senior Indebtedness outstanding or committed to be advanced, whether or not any Subordinated Indebtedness is currently outstanding. The liability of Subordinated Lender hereunder shall be reinstated and revived, and the rights of the holders of the Senior Indebtedness shall continue, with respect to any amount at any time paid on account of the Senior Indebtedness which shall thereafter be required to be restored or returned by the holders of the Senior Indebtedness in any Reorganization (including, without limitation, any repayment made pursuant to any provision of Chapter 5 of Title 11, United States Code), all as though such amount had not been paid. Subject to the provisions of the immediately preceding sentence, this Agreement shall terminate upon the repayment and performance in full of all Senior Indebtedness.

     14. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and no modification or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing signed by Gerald and Subordinated Lender (unless such amendment or modification shall impose any additional obligations upon Borrower, in which case such amendment or modification shall also require execution by Borrower).

     15. MISCELLANEOUS. This Agreement, which may be executed in any number of counterparts, shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Borrower and Subordinated Lender shall reimburse the holders of the Senior Indebtedness upon demand for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) paid or incurred by the holders of the Senior Indebtedness in connection with any enforcement of this Agreement in favor of the holders of the Senior Indebtedness. In the event Subordinated Lender shall reimburse the holders of the Senior Indebtedness at any time as provided in the immediately preceding sentence, Borrower shall immediately indemnify and reimburse Subordinated Lender for all such amounts.

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its duly authorized representative as of the day and year first above written.

                              BORROWER:

                              BARRIER REEF INC.


                              By c/s ROBERT R. GILMORE
                                 -------------------------------
                              Title  VICE PRESIDENT


                              STIBNITE MINE INC.


                              By c/s ROBERT R. GILMORE
                                 -------------------------------
                              Title  VICE PRESIDENT


                              BROHM MINING CORP.


                              By c/s ROBERT R. GILMORE
                                 -------------------------------
                              Title  VICE PRESIDENT


                              SUBORDINATED LENDER:

                              D.H. BLATTNER & SONS, INC.


                              By c/s W.H. BLATTNER, JR.
                                 -------------------------------
                              Title  PRESIDENT

                              GERALD:

                              GERALD METALS, INC.


                              By       ROBERT KAESER
                                 -------------------------------
                              Title  VICE PRESIDENT

                                   EXHIBIT A

                  UNIFORM COMMERCIAL CODE FINANCING STATEMENTS

                                                                          COLLATERAL
   DEBTOR             FILING OFFICE           FILE NO.     FILE DATE     DESCRIPTION
   ------             -------------          ---------     ---------     -----------
Stibnite Mine Inc.    Colorado               922056191       8/3/92      Inventory,
                      Secretary of                                       products and
                      State                                              proceeds

                      Idaho Secretary of        527181       8/3/92      Inventory,
                      State                                              products and
                                                                         proceeds

                      Valley County             189546       8/6/92      Inventory,
                      Recorder                                           products and
                                                                         proceeds

Barrier Reef Inc.     Colorado               922056190       8/3/92      Inventory,
                      Secretary of State                                 products and
                                                                         proceeds

                      Idaho Secretary of        527182       8/3/92      Inventory,
                      State                                              products and
                                                                         proceeds

                      Valley County             189547       8/6/92      Inventory,
                      Recorder                                           products and
                                                                         proceeds

                      Colorado               922056192       8/3/92      Inventory,
                      Secretary of                                       products and
                      State                                              proceeds

Brohm Mining          Colorado               922056192       8/3/92      Inventory,
Corp.                 Secretary of State                                 products and
                                                                         proceeds